UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2016

OraSure Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16537	36-4370966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 East First Street Bethlehem, Pennsylvania	18015-1360
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 610-882-1820

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 – Submission of Matters to a Vote of Security Holders.

The following is a summary of the items considered by stockholders and the corresponding voting results at the OraSure Technologies, Inc. Annual Meeting of Stockholders held on May 17, 2016:

Item 1 – Election of Class I Directors for Terms Expiring at the 2019 Annual Meeting of Stockholders.

Nominee	Votes For	Votes Withheld	Broker Non-Votes

Eamonn P. Hobbs	38,819,385	1,356,827	11,018,328
Stephen S. Tang, Ph.D.	38,473,151	1,703,061	11,018,328
Douglas G. Watson	38,368,033	1,808,179	11,018,328

Item 2 – Ratification of Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for 2016.

Votes For	Votes Against	Abstain

50,788,191	333,691	72,658

Item 3 – Non-Binding Advisory Resolution Approving the Company’s Executive Compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes

37,697,863	2,199,960	278,389	11,018,328

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ORASURE TECHNOLOGIES, INC.

Date: May 18, 2016	By:	/s/ Jack E. Jerrett
Jack E. Jerrett
Senior Vice President, General Counsel and Secretary

3